Exhibit 10.2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SECOND AMENDMENT TO THE SUPPLY AGREEMENT

This Second Amendment (“Second Amendment”) to the Supply Agreement dated November 14, 2013 (as amended by the First Amendment to the Supply Agreement dated April 10, 2014) (collectively the Supply Agreement and First Amendment hereinafter the “Agreement”), is effective as of September 26, 2014 (the “Second Amendment Effective Date”), by and between Anthrogenesis Corporation, a Delaware corporation doing business as Celgene Cellular Therapeutics (“CCT”), and Alliqua BioMedical, Inc., a Delaware corporation (formerly Alliqua, Inc., a Florida corporation) (“Alliqua”). Alliqua and CCT may each be referred to as a “Party” or collectively be referred to as the “Parties”.

WHEREAS Alliqua and CCT entered into the Agreement;

WHEREAS both Parties now wish to amend the terms of the Agreement as further described in this Second Amendment;

NOW and THEREFORE the Parties hereby agrees as follows:

All capitalized terms used in this Second Amendment shall have the meaning ascribed to them in the Agreement, except as otherwise expressly stated herein.

1.	As of the Second Amendment Effective Date, Section 6.2 of the Agreement shall be deleted in its entirety and replaced with the following:

6.2 Additional CCT Representations and Warranties. CCT represents and warrants to Alliqua that at the time each Manufactured Product is delivered to Alliqua such Manufactured Product: (a) will meet the Specifications therefor; (b) will have been manufactured, stored and handled at CCT’s facility, and tested in accordance with the applicable Law, Regulatory Clearances and/or Approvals, Specifications and cGTPs; (c) will have a remaining shelf life no less than [****] of the shelf life set forth in the Regulatory Clearances and/or Approvals therefor in the Territory; (d) will not be (i) adulterated, or (ii) manufactured, stored or handled at CCT’s facility, or tested in a manner that violates the Act, or any other applicable Law; and (e) will pass to Alliqua free and clear of any security interest, lien or other encumbrances.

2.	Performance under all other terms of the Agreement: Except as expressly amended hereby, the Agreement shall remain in full force and effect as presently written, and the rights, duties, liabilities and obligations of the Parties thereto, as presently constituted, will continue in full effect. This Second Amendment is incorporated and made a part of the Agreement between the Parties. This Second Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter contained therein, and together, supersede and replace any prior and/or contemporaneous discussions, understandings, representations or agreements, whether written or oral, with respect to the subject matter thereof.

3.	Counterparts: This Second Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same legal instrument. Facsimile or PDF execution and delivery of this Second Amendment by any Party shall constitute a legal, valid and binding execution and delivery of this Second Amendment by such Party. The Parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The Parties agree they will have no rights to challenge the use or authenticity of this document based solely on the absence of an original signature.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF, each of the Parties has caused this Second Amendment to be executed, as of the Second Amendment Effective Date, by its duly authorized officer or representative.

ANTHROGENESIS CORPORATION By: /s/ Perry Karsen Name: Perry Karsen Title: Chief Executive Officer	ALLIQUA BIOMEDICAL, INC. (formerly Alliqua, Inc.) By: /s/ Brian M. Posner Name: Brian M. Posner Title: Chief Financial Officer

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